SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            CIM High Yield Securities
                            -------------------------
                (Name of Registrant as Specified in Its Charter)


                     ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            CIM HIGH YIELD SECURITIES
                        400 W. Market Street, Suite 3300
                           Louisville, Kentucky 40202



                                                        September 3, 2004



Dear Shareholder:

         The accompanying materials relate to the Annual Meeting of Shareholders of CIM High Yield Securities. The Meeting will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts on October 8, 2004 at 11:00 a.m. Eastern time.

         At the  Meeting,  you will be asked to vote on a proposal  to elect one
(1) Trustee for the Fund, and to transact such other business as may properly come before the Meeting and any adjournment thereof. The proposal is described in the accompanying Notice and Proxy Statement.

         YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE IS GREATLY APPRECIATED.

         After you have voted on the proposal, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         We appreciate your participation in this important Meeting. Thank you.

                                                     Sincerely,



                                                     A. George Baumann
                                                     President

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                              VALID SIGNATURE
         ------------                              ---------------

         CORPORATE ACCOUNTS
         ------------------

         (1)  ABC Corp.                            ABC Corp.
         (2)  ABC Corp.                            John Doe, Treasurer
         (3)  ABC Corp.
              c/o John Doe, Treasurer              John Doe
         (4)  ABC Corp. Profit Sharing Plan        John Doe, Trustee

         TRUST ACCOUNTS
         --------------

         (1)  ABC Trust                            Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78                       Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         ----------------------------

         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA        John B. Smith
         (2)  John B. Smith                        John B. Smith, Jr., Executor

                            CIM HIGH YIELD SECURITIES
                        400 W. MARKET STREET, SUITE 3300
                           LOUISVILLE, KENTUCKY 40202

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 8, 2004

                             ----------------------


To the Shareholders of CIM HIGH YIELD SECURITIES:

         Notice is hereby given that the Annual Meeting of Shareholders of CIM High Yield Securities (the "Fund"), a Massachusetts business trust, will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, on October 8, 2004, at 11:00 a.m. Eastern time, for the following purposes:

         Proposal 1.  To elect one (1) Trustee of the Fund.

         Proposal 2.  To  transact  such  other  business  as may  properly come before the meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on August 16, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. The Proxy Statement and proxy card are expected to be mailed to shareholders on or about September 3, 2004.

                                         By order of the Board of Trustees,



                                         Jeffrey H. Kupor
                                         Secretary

                                         September 3, 2004




--------------------------------------------------------------------------------
 SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON
                                THE INSIDE COVER.
--------------------------------------------------------------------------------

                            CIM HIGH YIELD SECURITIES

                        400 W. MARKET STREET, SUITE 3300
                           LOUISVILLE, KENTUCKY 40202

                         -------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 8, 2004

                         -------------------------------

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CIM High Yield Securities, a Massachusetts business trust (the "Fund"), for use at the Annual Meeting of Shareholders of the Fund to be held on October 8, 2004, at 11:00 a.m. Eastern time, at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         Proxy solicitations will be made, beginning on or about September 3, 2004, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; INVESCO Institutional (N.A.), Inc. ("INVESCO" or the "Adviser"), the investment adviser of the Fund; and PFPC Inc., ("PFPC") the administrator, accounting agent and transfer agent of the Fund and a subsidiary of The PNC Financial Services Group Inc., or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR BY CALLING 1-800-331-1710. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE EXPECTED TO BE MAILED TO SHAREHOLDERS ON OR ABOUT SEPTEMBER 3, 2004.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee as Trustee, and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         Proxies that reflect abstentions or broker "non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund.

         The close of business on August 16, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         The Fund has one class of shares of beneficial interest, par value $.01 per share. On the Record Date there were 6,116,774.7660 shares outstanding. Each share is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate shares of one vote. To the knowledge of the Board of Trustees, as of August 16, 2004, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders. As of August 16, 2004, Cede & Co., a nominee partnership of The Depository Trust Company, located at 55 Water Street - 25th Floor, New York, New York 10041-0002, held 5,803,057.0000 or 94.87% of the Fund's Shares

         In order that your Shares may be represented at the Meeting, you are requested to:

         --   indicate your instructions on the proxy card;

         --   date and sign the proxy card;

         -- mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         -- allow sufficient time for the proxy to be received on or before 5:00 P.M., on OCTOBER 6, 2004.

PROPOSAL 1: ELECTION OF TRUSTEE

         The Board of Trustees is divided into three classes. Each year the term of office of one class will expire. At the Meeting, one (1) of the four Trustees of the Fund is to be elected, to hold office for a period of three years and until a successor is elected and qualified. The nominee, Dr. Bruce H. Olson, is currently a Trustee of the Fund and has indicated that he will serve, if elected, but if he should be unable to serve, the proxy will be voted FOR any other person determined by the persons named in the proxy in accordance with their judgment.

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees, none of whom are considered to be interested trustees under the Investment Company Act of 1940 (the "1940 Act"). Information pertaining to the Trustees and officers of the Fund is set forth below.

TRUSTEES:
-------------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                            TERM OF                                  IN FUND
                           POSITION(S)    OFFICE AND          PRINCIPAL              COMPLEX             OTHER
 NAME, ADDRESS 1, AND       HELD WITH      LENGTH OF    OCCUPATION(S) DURING       OVERSEEN BY     DIRECTORSHIPS HELD
         AGE                THE FUND      TIME SERVED      PAST FIVE YEARS            TRUSTEE         BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
DR. DONALD RATAJCZAK,      Chairman of    Term:         Consulting Economist             1        Director, Assurance
Age: 61                    the Board of   2002-2005;    (self-employed), April                    America (auto
                           Trustees       Trustee       2003-present;                             insurance);
                                          since 1987.   Former Chairman and CEO                   Director, Ruby
                                                        of Brainworks Ventures,                   Tuesday, Inc.
                                                        an enterprise and asset                   (restaurant);
                                                        management business from                  Director, Morgan,
                                                        April 2000 to April                       Keegan & Company
                                                        2003; Former Director,                    (investment firm)
                                                        Economic Forecasting                      until March 30,
                                                        Center, Georgia State                     2001, remains a
                                                        University from July                      consulting
                                                        1973 to June 2000;                        economist; Director,
                                                        Professor, Georgia State                  Crown Crafts
                                                        University (retired June                  (consumer products
                                                        30, 2000).                                company); Director,
                                                                                                  TBC Corporation
                                                                                                  (tire marketing and
                                                                                                  distribution
                                                                                                  company); Director,
                                                                                                  Citizens Bancshares
                                                                                                  Corp. (Community
                                                                                                  Bank); Director,
                                                                                                  Regan Holdings.
                                                                                                  (insurance marketing
                                                                                                  company).
-------------------------------------------------------------------------------------------------------------------------
ROBERT G. WADE, JR.,       Trustee        Term:         Consultant to INVESCO,           1        N/A
Age: 77                                   2002-2005;    Inc. from November 1996
                                          Trustee       to December 1998; retired
                                          since 1987.   in 1998.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                            TERM OF                                  IN FUND
                           POSITION(S)    OFFICE AND          PRINCIPAL              COMPLEX             OTHER
 NAME, ADDRESS 1, AND       HELD WITH      LENGTH OF    OCCUPATION(S) DURING       OVERSEEN BY     DIRECTORSHIPS HELD
         AGE                THE FUND      TIME SERVED      PAST FIVE YEARS            TRUSTEE         BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
JOHN F. NICKOLL,           Trustee        Term:         Director, Chairman,              1        Chairman of Wells
Age: 69                                   2003-2006;    President and Chief                       Fargo Business
                                          Trustee       Executive Officer of The                  Credit.
                                          since 1987.   Foothill Group Inc., a
                                                        commercial finance and
                                                        asset management company.
-------------------------------------------------------------------------------------------------------------------------
DR. BRUCE H. OLSON,        Trustee        Term:         Professor of Finance,            1                 N/A
Age: 69                                   2001-2004;    Miami University (Ohio)
                                          Trustee
                                          since 1987.
-------------------------------------------------------------------------------------------------------------------------

OFFICERS:
-------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF OFFICE AND
       NAME, ADDRESS        POSITION(S) HELD          LENGTH OF TIME             PRINCIPAL OCCUPATION(S) DURING PAST
          AND AGE             WITH THE FUND                SERVED                             FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
A. GEORGE                  President            Term: Until successor is        Head of Institutional Fixed Income at
BAUMANN 2,                                        elected; Since 2002           INVESCO since January 2001; President
Age: 47                                                                         and CEO of PRIMCO Capital Management,
                                                                                January 1998 - December 2000; President
                                                                                of PRIMCO Capital Management, 1995-1998.
-------------------------------------------------------------------------------------------------------------------------
CINDY M.                   Treasurer            Term: Until successor is        Deputy Finance Director, INVESCO North
CAMERON 2,                                      elected; Since 2002             America since January 2004; Chief
Age: 39                                                                         Financial Officer of INVESCO's
                                                                                Institutional Fixed Income Division
                                                                                January 2000-December 2003; Controller
                                                                                of PRIMCO Capital Management, January
                                                                                1996 - December 1999.
-------------------------------------------------------------------------------------------------------------------------
JEFFREY H. KUPOR 3,        Secretary            Term: Until successor is        General Counsel, INVESCO Institutional
Age: 36                                         elected; Since 2003             (N.A.), Inc., since December 2003; Asst.
                                                                                General Counsel of AMVESCAP Group
                                                                                Services, Inc., January 2002-December
                                                                                2003; General Counsel and Secretary,
                                                                                Z-Tel Technologies, Inc., November 1999-
                                                                                December 2001; Counsel of AIM Management
                                                                                Group Inc., January 1998-November 1999.
-------------------------------------------------------------------------------------------------------------------------

1 The address for each Trustee is 1166 Avenue of the Americas, 27th Floor, New York, NY  10036.
2 The address for these officers is 400 W. Market St., Suite 3300, Louisville, KY  40202-1662.
3 The address for this officer is 1360 Peachtree Street, NE, Suite 100, Atlanta, GA 303463.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

         Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee, as of July 31, 2004.

--------------------------------------------------------------------------------------------------
                                                                     AGGREGATE DOLLAR RANGE OF
                                                                     EQUITY SECURITIES IN ALL
                                  DOLLAR RANGE OF EQUITY              FUNDS OVERSEEN BY THE
     NAME OF TRUSTEE              SECURITIES IN THE FUND                     TRUSTEE
--------------------------------------------------------------------------------------------------
John F. Nickoll                      $10,001-$50,000                     $10,001-$50,000
--------------------------------------------------------------------------------------------------
Dr. Bruce H. Olson                      $1-$10,000                         $1-$10,000
--------------------------------------------------------------------------------------------------
Dr. Donald Ratajczak                 $50,001-$100,000                   $50,001-$100,000
--------------------------------------------------------------------------------------------------
Robert G. Wade, Jr.                  $10,001-$50,000                     $10,001-$50,000
--------------------------------------------------------------------------------------------------

         As of August 16, 2004, none of the Trustees or their immediate family members owned beneficially or of record securities in the Adviser or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, nor did any Trustee purchase or sell securities of the Adviser or its parents, or subsidiaries of either.

         As of August 16, 2004, the officers and Trustees of the Trust owned beneficially less than 1% of the Fund's outstanding shares.

         The Fund pays each Trustee not affiliated with the Adviser or its affiliates an annual fee of $6,000 plus $1,000 as compensation for each board meeting and committee meeting attended. Each Trustee is reimbursed for travel and out-of-pocket expenses associated with attending board and committee meetings. The Board of Trustees held four regular meetings (two of which were held via telephone conference call) during the fiscal year ended December 31, 2003, and each of the Trustees attended at least 75% of the meetings. In addition, the Board of Trustees held one special meeting at which the majority of the Trustees were present. The Trustees do not have a formal policy with respect to attendance at annual shareholder meetings; however, all Trustees participated at last year's annual shareholder meeting. The aggregate fees and expenses paid to the Trustees by the Fund for the fiscal year ended December 31, 2003 amounted to $36,868 (including reimbursement for travel and out-of-pocket expenses).

         The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended December 31, 2003. The officers of the Fund receive no compensation from the Fund for serving in such capacity.

                               COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------
                                                                  PENSION OR              TOTAL COMPENSATION
                                      AGGREGATE               RETIREMENT BENEFITS            FROM THE FUND
       NAME OF PERSON               COMPENSATION              ACCRUED AS PART OF            COMPLEX PAID TO
        AND POSITION                FROM THE FUND                FUND EXPENSES                 TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Dr. Donald Ratajczak,                  $8,500                        $0                         $8,500
Chairman of the Board
of Trustees

Dr. Bruce H. Olson,                    $8,500                        $0                         $8,500
Trustee

John F. Nickoll,
Trustee                                $8,500                        $0                         $8,500

Robert G. Wade, Jr.,
Trustee                                $8,500                        $0                         $8,500


                                BOARD COMMITTEES

AUDIT COMMITTEE

         The Board of Trustees has an Audit Committee, which consists of Messrs. Nickoll, Olson, Ratajczak and Wade, all of whom are independent Trustees of the Fund as defined in the listing standards of the American Stock Exchange. None of the members of the Audit Committee is an "interested person" as defined in the 1940 Act. The Audit Committee is responsible for the appointment, compensation and oversight of the Fund's independent accountant (the "Independent Registered Public Accounting Firm") and reviews with the Independent Registered Public Accounting Firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met three times, including a special meeting, during the fiscal year ended December 31, 2003, with all members present.

         The Audit Committee is responsible for overseeing or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and independent audit thereof and overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting. The Audit Committee is also responsible for pre-approving or establishing pre-approval policies and procedures concerning: (i) all audit and permitted non-audit services to be provided to the Fund; and (ii) all permitted non-audit services to be provided by the Fund's Independent Registered Public Accounting Firm to the Adviser and to entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund, except that de minimis non-audit services may, to the extent permitted by applicable law, be approved prior to completion of the audit. In fulfilling its responsibilities, the Audit Committee reviews and approves the fees charged to the Fund by the Independent Registered Public Accounting Firm in view of the scope of the services provided (including both audit and non-audit services).

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to the Charter that was most recently amended and approved by the Board on July 8, 2004, a copy is attached as Appendix A. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal control. The Fund's Independent Registered Public Accounting Firm is responsible for planning and carrying out a proper audit.

         Ernst & Young, LLP ("Ernst & Young") was the Independent Registered Public Accounting Firm for the Fund for the fiscal year ended December 31, 2003. In performing its oversight function, the Audit Committee reviewed and discussed the audited financial statements for the Fund's fiscal year ended December 31, 2003 with Fund management and Ernst & Young. The Audit Committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, CODIFICATION OF STATEMENT ON AUDITING STANDARDS, as modified or supplemented. The Audit Committee also received the written disclosures from Ernst & Young required by Independence Standards Board Standard No. 1, INDEPENDENT DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect.

         Members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit
Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Ernst & Young, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended the inclusion of the Fund's audited financial statements for the year ended December 31, 2003 in the Fund's Annual Report dated December 31, 2003.

         At a meeting held on March 31, 2004, a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) selected Ernst & Young as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending December 31, 2004. Ernst & Young has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Ernst & Young professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to auditors. It is expected that representatives of Ernst & Young will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Ernst & Young as the Independent Registered Public Accounting Firm.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND:

         Dr. Bruce H. Olson, Chairman
         John F. Nickoll
         Dr. Donald Ratajczak
         Robert G. Wade, Jr.

         Set forth in the tables below are fees billed by Ernst & Young to the Fund for the Fund's last two fiscal years ended December 31:

------------------------------------------------------------------------------------------------
                     2002           Audit Related Fees      Tax Fees 1         All Other Fees
                  Audit Fees
------------------------------------------------------------------------------------------------
Fund                $26,000                 $0                 $2,000               $0

------------------------------------------------------------------------------------------------
                     2003
                  Audit Fees        Audit Related Fees       Tax Fees         All Other Fees
------------------------------------------------------------------------------------------------
Fund                $32,500                 $0                   $0                 $0

1 Includes fees billed by Ernst & Young directly to the Fund for tax compliance, tax advice and tax planning services.

         The Audit Committee approved the tax related services listed above and determined that the provision of such services is compatible with Ernst & Young maintaining its independence.

         The Audit Committee is required to pre-approve permitted non-audit services provided by Ernst & Young to the Adviser and certain of its affiliates to the extent that the services relate directly to the operations and financial reporting of the Fund. No such non-audit services were provided by Ernst & Young during the Fund's 2002 or 2003 fiscal years.

         The aggregate fees paid by the Adviser and certain of its affiliates to Ernst & Young for non-audit services that did not require Audit Committee pre-approval totaled approximately $258,500 in 2003 and $380,000 in 2002. These services and fees were disclosed to the Audit Committee subsequent to the engagement of Ernst & Young to audit the Fund's financial statements. The Audit Committee has considered whether the provision of these services is compatible with maintaining Ernst & Young's independence.

OTHER COMMITTEES

         The Board of Trustees approved a nominating committee (the "Nominating Committee") and adopted a charter on July 8, 2004. The Nominating Committee is comprised of as many Trustees as the Board shall determine, but in any event not fewer than two Trustees. The members of the Nominating Committee are not "interested persons" of the Fund as defined in the listing standards of the American Stock Exchange and Section 2(a)(19) of the 1940 Act. Messrs. Ratajczak, Olson, Wade and Nickoll are members of the Nominating Committee. The Nominating Committee's primary responsibility is the screening and nomination of candidates for election to the Board as independent trustees. The Nominating Committee does not have regularly scheduled meetings. Nominating Committee meetings are held as and when the Nominating Committee or Board determines necessary or appropriate in accordance with the Fund's Bylaws. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is attached hereto as Appendix B. The Nominating Committee did not meet during the fiscal year ended December 31, 2003.

         The Nominating Committee will consider and evaluate nominee candidates properly submitted by current shareholders of the Fund on the same basis as it considers and evaluates candidates recommended by other sources. A shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary of the Fund, c/o INVESCO Institutional (N.A.), Inc., 1360 Peachtree Street, N.E., Suite 100 Atlanta, GA 30309. The Shareholder Recommendation must include a statement in writing setting forth the following information: (i) the name, age, date of birth, business address and residence address of the person recommended by the shareholder (the "candidate"); (ii) the number of shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) a description of the candidate's education, experience and current employment; (iv) any other information regarding the candidate called for with respect to director nominees; (v) any other information regarding the candidate that would be required to be disclosed, if the candidate were a nominee in the proxy statement or other filing required to be made in connection with the election of Trustees; and (vi) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund.

         All shareholder recommendations properly submitted to the Fund will be held by the Secretary until such time as (i) the Nominating Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Trustee Consideration Meeting") or (ii) the Nominating Committee instructs the Secretary to discard a shareholder recommendation following a Trustee
Consideration Meeting or an interim evaluation of the recommendation. All nominations from Fund shareholders will be acknowledged, although there may be times when the Nominating Committee is not actively recruiting new Trustees.

         In recruiting new trustees, the Nominating Committee requires that candidates have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience,
(iii) educational background, and (iv) ability, judgement and expertise.

         In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees; (ii) the Fund's officers; (iii) the Fund's investment adviser or subadvisers; (iv) shareholders of the Fund; and (v) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

REQUIRED VOTE

         Election of Dr. Bruce H. Olson as Trustee requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund represented at the Meeting in person or by proxy.


                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 1.

PROPOSAL 2: OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.


                      ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

         INVESCO serves as the Fund's investment adviser and is located at 1166 Avenue of the Americas, 27th Floor, New York, NY 10036. PFPC Inc. ("PFPC") acts as the Fund's administrator and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. PFPC is a provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides complimentary services through its own subsidiary business units.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act requires the Fund's officers and Trustees, certain persons affiliated with Invesco and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange, Inc. and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 2003, all such filing requirements applicable to such persons were met.

SHAREHOLDER PROPOSALS

         All proposals by shareholders that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2005 must be received by the Fund on or before May 1, 2005 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholder meeting.

SHAREHOLDER COMMUNICATIONS

         Shareholders may send written communications to the Board of Trustees of CIM High Yield Securities, c/o INVESCO Institutional (N.A.), Inc. 1360 Peachtree Street, N.E. Suite 100, Atlanta, GA 30309.







                                                            September 3, 2004





--------------------------------------------------------------------------------
   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT
    EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE
         AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                      APPENDIX A
                                                                      ----------

                            CIM HIGH YIELD SECURITIES
                             AUDIT COMMITTEE CHARTER

PRIMARY RESPONSIBILITIES

The primary responsibilities of the Audit Committee are as follows:

1. To oversee or, as appropriate, assist Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

2. To oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

3. To approve prior to appointment the engagement of the Fund's independent accountant, to recommend to those Board members who are not "interested persons" (as defined under Section 2(a)(h) of the Investment Company Act of 1940) the selection, retention or termination of the Fund's independent accountant and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent accountant;

4. To oversee, or, as appropriate, assist Board oversight of the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

5. Be directly responsible for the compensation and oversight of the work of the Fund's independent accountant, including resolution of disagreements between Fund management and the accountant regarding financial reporting;

6. Preapprove, or establish preapproval policies and procedures concerning, the following:

               > all audit and permitted non-audit services to be provided the Fund, and

               > all permitted non-audit services to be provided by the Fund's independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit; and

7. To act as a liaison between the Fund's independent accountant and the Board and ensure that the Board is fully informed about any findings or recommendations of the independent accountant.

In order to fulfill these responsibilities, the Audit Committee will do the following, to the extent required by law or deemed necessary or appropriate by the Audit Committee:

     o Evaluate the accountant's qualifications, performance and independence, receive the accountant's specific representations as to independence and review the accountant's partner rotation policies. In evaluating the accountant's qualifications, performance and independence, the Audit Committee shall, among other things, obtain and review a report of the accountant, at least annually, describing all relationships between the accountant and the Fund, as well as the Fund's investment adviser and any control affiliate of the adviser that provides ongoing services to the Fund. It is the responsibility of the Audit Committee to engage actively in a dialogue with the Fund's accountant with respect to any disclosed relationship or services that may impact the objectivity and independence of the accountant and to take, or recommend that the full Board take, appropriate action to oversee the independence of the accountant.

     o Review and approve the fees to be charged to the Fund by the independent accountant in view of the scope of the services provided (both audit and non-audit services).

     o Meet with the independent accountant, including private meetings as necessary,

          > to review the scope of and arrangements and procedures for the proposed audit for the current year and any special audits,

          > to receive from the accountant all required reports, including reports of critical accounting policies and practices used, alternative treatments of financial information discussed with management and other material written communications with management,

          > at the conclusion of the audit, to review with the accountant the results of the audit and to discuss any matters of concern, comments or recommendations relating to the Fund's financial statements, including any adjustments recommended by the accountant, or other results of the audit, and

          > to consider the accountant's comments with respect to the Fund's financial policies, procedures and internal accounting and financial controls (including the adequacy of internal controls and the adequacy of organizational resources committed to the financial, accounting and compliance functions), and management's responses thereto.

     o Review with the independent accountant and the adviser's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit recommendations for the improvement of such internal controls.

     o Receive from management all required reports, including required reports on significant deficiencies in the design or operation of internal controls and fraud involving management or other employees.

     o    Review management's compliance plan and compliance organization.

     o Consider the effect on the Fund of any changes in accounting principles or practices proposed by management or the auditors.

     o Investigate any matter brought to its attention within the scope of its duties, including improprieties or suspected improprieties in Fund operations.

     o Present to the Board a summary of the examination report from the independent accountant, including any deficiencies and/or recommendations noted.

     o Report its activities to the Board on a regular basis, and make such recommendations with respect to the above and other matters, as the Audit Committee may deem necessary or appropriate.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or accountants of possible violations of federal or state law or fiduciary duty.

     The Committee may also address other issues as they are identified and delegated to the Committee. In furtherance of the foregoing, the Committee shall have the resources and authority it determines to be necessary or appropriate to discharge its responsibilities, including the authority to retain independent counsel and other advisers and experts. Costs incurred by the Committee in discharging its responsibilities shall be borne by the Fund.

CONCERNING THE COMMITTEE

o The Audit Committee shall consist of at least three members and shall continue in existence until dissolved by the Board.

o The Audit Committee shall be composed solely of the trustees of the Fund who are (a) not "interested persons" of the Fund for purposes of the Investment Company Act of 1940, as amended, and (b) otherwise "independent" of the Fund within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Audit Committee must be financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience. Subject to the foregoing, the Committee shall have such members as the Board shall determine from time to time.

o The Committee Chair shall be elected bi-annually by the full Board of Trustees.

o The Audit Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least annually in connection with the issuance of the Fund's financial statements. The Committee shall meet at least two times per year, and more often as warranted, with the Fund's independent accountant. Such meetings shall include private sessions to the extent that the Committee or the independent accountant believes necessary. The Committee also shall meet regularly with the Fund's and the adviser's financial and accounting personnel.

          THE COMMITTEE WILL REVIEW THIS CHARTER ANNUALLY AND RECOMMEND ANY CHANGES TO THE BOARD.

                                                                      APPENDIX B
                                                                      ----------

                            CIM HIGH YIELD SECURITIES

                          Nominating Committee Charter

                          (Adopted as of July 8, 2004)

     The Board of Trustees (the "Board") of CIM HIGH YIELD SECURITIES (the "Fund") has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.

Statement of Purpose and Responsibility

     The selection and nomination of the independent Trustees of the Fund is committed to the discretion of the then independent Trustees of the Fund. The primary purpose and responsibility of the Committee is the screening and nomination of candidates for election to the Board as independent trustees.

Organization and Governance

     The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee must consist entirely of Board members who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

     One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's Bylaws.

Qualifications for Trustee Nominees

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, and (iv) ability, judgment and expertise.

Identification of Nominees

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees; (ii) the Fund's officers; (iii) the Fund's investment adviser or subadvisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

     The Committee will consider and evaluate nominee candidates properly submitted by current shareholders of the Fund on the same basis as it considers and evaluates candidates recommended by other sources. APPENDIX A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with APPENDIX A will not be considered by the Committee).

                                   APPENDIX
                                   --------

                     CIM HIGH YIELD SECURITIES (the "Fund")

            Procedures for Shareholders to Submit Nominee Candidates

                              (As of July 8, 2004)

A current shareholder of the Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary of the Fund, c/o INVESCO Institutional (N.A.), Inc., 1360 Peachtree Street, N.E., Suite 100 Atlanta, GA 30309. All nominations from Fund shareholders will be acknowledged, although there may be times when the Committee is not actively recruiting new Trustees.

     2. All Shareholder Recommendations properly submitted to the Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Trustee Consideration Meeting") or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

     3. At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

     4. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an "Interim Evaluation") for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

     5. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, and residence address of the person recommended by the shareholder (the "candidate"); (B) the number of shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) a description of the candidate's education, experience and current employment; (D) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K (generally information regarding family relationships, business experience and involvement in certain legal proceedings) or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (E) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (F) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the

          Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books;
          (iv) the number of shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

                                  DETACH HERE                             ZCIM22


                                     PROXY

                            CIM HIGH YIELD SECURITIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

     The undersigned hereby appoints Cindy Cameron and Lisa M. King, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of CIM High Yield Securities which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110 on October 8, 2004, at 11:00 a.m., And any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-------------                                                      -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
     SIDE                                                               SIDE
-------------                                                      -------------

CIM HIGH YIELD SECURITIES
C/O PFPC, INC.
P.O. BOX 8586
EDISON, NJ 08818-9452




















        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL          ZCIM21

--- PLEASE MARK                                                             3192
 X  VOTES AS IN
--- THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE AS TRUSTEE.

1.  ELECTION OF TRUSTEE:

NOMINEE:
                       FOR       WITHHELD
Dr. Bruce H. Olson     [ ]         [ ]




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                              Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                 Date:         Signature:                  Date:
          ----------------      ------             -----------------      ------